Commitments, Contingencies and Guarantees	12 Months Ended
Dec. 31, 2015
Commitments and Contingencies Disclosure [Abstract]
Commitments, Contingencies and Guarantees
Commitments, Contingencies and Guarantees
We have various contractual obligations, some of which are required to be recorded as liabilities in our Financial Statements, including long- and short-term debt. Other contractual obligations, namely operating lease commitments, purchase obligations and guarantees, are generally not required to be recognized as liabilities on our Consolidated Balance Sheets but are required to be disclosed.
Our contractual obligations as of December 31, 2015 can be summarized as follows:

Payments due by period	Total	1 year	2 year	3 year	4 year	5 year	After 5 years
(in thousands)	EUR	EUR	EUR	EUR	EUR	EUR	EUR

Long-Term Debt Obligations, including interest expense [1]	1,266,151	44,908	283,058	54,155	27,075	27,075	829,880
Operating Lease Obligations	99,004	35,159	20,711	15,595	12,814	7,336	7,389
Purchase Obligations	2,121,418	1,841,942	133,637	113,277	6,171	11,328	15,063
Total Contractual Obligations [2]	3,486,573	1,922,009	437,406	183,027	46,060	45,739	852,332

1.	See Note 14 to our Financial Statements for the amounts excluding interest expense.

2.	We have excluded unrecognized tax benefits for an amount of EUR 96.5 million as the amounts that will be settled in cash are not known and the timing of any payments is uncertain.
Long-term debt obligations mainly relate to interest payments and principal amounts of our Eurobonds. See Note 14.
Operating lease obligations include leases of equipment and facilities. Lease payments recognized as an expense were EUR 45.1 million, EUR 43.9 million and EUR 42.0 million for the years ended December 31, 2015, 2014 and 2013, respectively.
Several operating leases for our buildings contain purchase options, exercisable at the end of the lease, and in some cases, during the term of the lease. During 2015 we have exercised these options which will be effectuated in 2016, therefore no purchase options exists as per year end December 31, 2015. The related obligations are included under Purchase Obligations.
Purchase obligations exist of purchase commitments towards suppliers in the ordinary course of business. ASML expects that it will honor these purchase obligations to fulfill future sales, in line with the timing of those future sales. The general terms and conditions of the agreements relating to the major part of our purchase commitments as of December 31, 2015 contain clauses that enable us to delay or cancel delivery of ordered goods and services up to the dates specified in the corresponding purchase contracts. These terms and conditions that we typically agree with our supply chain partners give us additional flexibility to adapt our purchase obligations to our requirements in light of the inherent cyclicality of the industry in which we operate. We establish a provision for cancellation costs when it is probable that the liability has been incurred and the amount of cancellation fees is reasonably estimable.
We have a non-committed guarantee facility of EUR 15.0 million under which guarantees in the ordinary course of business can be provided to third parties.